Vanguard Wellington™ Fund

Supplement to the Prospectus and Summary Prospectus

Important Note Regarding Vanguard Wellington Fund
Vanguard Wellington Fund will be closed to all prospective financial advisory, institutional, and intermediary clients (other than clients who invest through a
Vanguard brokerage account).
The Fund will remain closed until further notice and there is no specific time frame for when the Fund will reopen. During the Fund’s closed period, all current shareholders may continue to purchase, exchange, or redeem shares of the
Fund online, by telephone, or by mail.
The Fund may modify these transaction policies at any time and without prior notice to shareholders. You may call Vanguard for more detailed information about the Fund’s transaction policies. Participants in employer-sponsored plans may call Vanguard Participant Services at 800-523-1188. Investors in
nonretirement accounts and IRAs may call Vanguard’s Investor Information
Department at 800-662-7447.

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